EXHIBIT 99.1


           ATWOOD OCEANICS, INC. AND SUBSIDIARIES FLEET STATUS REPORT
                             AS OF NOVEMBER 9, 2006


     As used herein, "we", "us", and "our" refers to Atwood Oceanics, Inc. and its subsidiaries, except where the context indicates otherwise. Statements contained in this Fleet Status Report, including information regarding our estimated rig availability, contract duration, future dayrates, future daily operating costs, future effective tax rates, customer or contract status are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors including: our dependence on the oil and gas industry; the risks involved in upgrade, repair and construction of our rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; risks associated with a possible disruption in operations due to the war with Iraq and governmental regulations and environmental matters. A list of additional risk factors can be found in our annual report on Form 10-K for the year ended September 30, 2005, filed with the Securities and Exchange Commission. All information in this Fleet Status Report is as of the date indicated above. We undertake no duty to update the content of this Fleet Status Report or any forward-looking statement contained herein to conform the statement to actual results or to reflect changes in our expectations.

CHANGES WILL BE HIGHLIGHTED IN YELLOW

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                                                                                   UNAUDITED AVERAGE PER DAY
                                                    ESTIMATED         ESTIMATED    OPERATING COSTS (NOT
             RATED                                  CONTRACT          CONTRACT     INCLUDING TAX) FOR THE        ADDITIONAL
RIG NAME     WATER    LOCATION     CUSTOMER         END DATE          DAYRATE      THREE MONTHS ENDED            COMMENTS
             DEPTH                                                                 SEPTEMBER 30, 2006/MONTH
                                                                                   OF SEPTEMBER 30, 2006 ONLY
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SEMISUBMERSIBLES:

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
ATWOOD      5000'    Australia     BHP BILLITON     FIRM WORK -       8 wells at       $85,000/73,000            Wells are subject
EAGLE                              PETROLEUM PTY    (10 wells)        $158,000                                   to a change in
                                   ("BHPB")         August 2007       1 well at                                  sequence and a
                                                                      $168,000                                   portion of the
                                                                      1 well at                                  dayrate is subject
                                                                      $150,000                                   to some change due
                                                                                                                 to currency
                                                                                                                 exchange rate
                                                                                                                 variance.

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                     Australia     BHPB             OPTIONS -         $168,000           N/A                     A portion of the
                                                    (3 wells)                                                    dayrate is subject
                                                    November 2007 (if                                            to some change due
                                                    all three option                                             to currency
                                                    wells are drilled)                                           exchange rate
                                                                                                                 variance.
                                     -1-

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                     Australia     ENI Spa AGIP     FIRM WORK -       $360,000           N/A                     We expect the well
                                   EXPLORATION &    (1 well)                                                     to take 40 to 45
                                   PRODUCTION       December 2007                                                days to complete.
                                   DIVISION ("ENI") (assuming that all
                                                    of the above option
                                                    wells are drilled)
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                     Australia     WOODSIDE         FIRM WORK -        $405,000          N/A                     A portion of the
                                   ENERGY LTD       (2 years)                                                    dayrate is subject
                                                    December 2009                                                to some change
                                                    (assuming that all                                           due to currency
                                                    of the above option                                          exchange rate
                                                    wells are drilled)                                           variance.



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                     Australia     N/A              N/A                N/A               N/A                     The rig could be
                                                                                                                 off dayrates for
                                                                                                                 ten to fourteen
                                                                                                                 days during the
                                                                                                                 first quarter of
                                                                                                                 fiscal year 2008
                                                                                                                 for required
                                                                                                                 regulatory
                                                                                                                 inspections and
                                                                                                                 maintenance.

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ATWOOD   5,000'     Mauritania/   WOODSIDE          FIRM WORK -       $240,000           $64,000/57,000          Operating costs
HUNTER              Libya                           April 2008        (Mauritania)       (Operating costs were   are expected to be
                                                                      $245,000 (Libya)   higher than normal for  $50,000 to $55,000
                                                                      (The rig           the three months        per day while
                                                                      incurred two (2)   ended September 30,     working in
                                                                      days of zero       2006 due to higher      Mauritania/Libya;
                                                                      rate in October    costs incurred during   however, costs
                                                                      2006 due to an     the period that the     could be higher
                                                                      equipment repair   rig was relocated from  during any
                                                                      issue.)            Egypt to Mauritania.)   relocation period.

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                    Mauritania     N/A              N/A               N/A                N/A                     The rig is
                                                                                                                 expected to be off
                                                                                                                 dayrate for ten to
                                                                                                                 fourteen days
                                                                                                                 during the first
                                                                                                                 quarter of fiscal
                                                                                                                 year 2007 for
                                                                                                                 required
                                                                                                                 regulatory
                                                                                                                 inspections and
                                                                                                                 maintenance.
                                     -2-

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                    TBD         WOODSIDE           OPTIONS -         TBD                N/A
                                                   Two (2) six-month
                                                   options.

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ATWOOD 5,000       Malaysia     SARAWAK SHELL      FIRM WORK -       $90,000            $56,000/85,000           The rig is
FALCON             (Preparing   BERHAD ("SHELL")   November 2006     (Due to weather    (Operating costs         currently
                   to recommence                                     related delays,    were higher for the      undergoing an $32
                   drilling                                          the rig incurred   month and three          million shipyard
                   operations.)                                      four (4) days of   months ended             project with Shell
                                                                     zero rate at the   September 30, 2006       paying $24 million
                                                                     end of the         due to expensing         of the costs.(Due
                                                                     shipyard period.)  certain costs            to expensing
                                                                                        incurred in the          certain costs
                                                                                        shipyard.)               incurred during
                                                                                                                 the shipyard
                                                                                                                 period, we now
                                                                                                                 expect operating
                                                                                                                 costs for the
                                                                                                                 ATWOOD FALCON in
                                                                                                                 the first quarter
                                                                                                                 of fiscal year 2007
                                                                                                                 to be between $8
                                                                                                                 million and $9
                                                                                                                 million.)



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                   Malaysia     SHELL              FIRM WORK -       $93,200            N/A                      The rig should
                                                  (2 wells)                                                      drill two wells at
                                                  January 2007                                                   $93,200 following
                                                                                                                 the upgrade.  (The
                                                                                                                 $24 million Shell
                                                                                                                 reimbursement will
                                                                                                                 be amortized as
                                                                                                                 revenues over the
                                                                                                                 remaining firm
                                                                                                                 contract
                                                                                                                 commitment
                                                                                                                 following the
                                                                                                                 upgrade (32
                                                                                                                 months) which will
                                                                                                                 increase dayrate
                                                                                                                 revenues by
                                                                                                                 approximately
                                                                                                                 $24,000.)


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                   Malaysia     SHELL              FIRM WORK -        $113,000          N/A
                                                   July 10, 2007

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                   Malaysia     SHELL              FIRM WORK -        $160,000/         N/A                      Most of the work
                                                   (2 years)          $200,000                                   during this period
                                                   July 2009         (dayrate depends                            is expected to be
                                                                      on water depth                             at the $160,000
                                                                      of each well)                              dayrate level.

                                     -3-

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                   Malaysia     SHELL              OPTION -           TBD               N/A
                                                   (1 year)

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ATWOOD   2,000'    Turkey       TOREADOR           FIRM WORK -        $125,000          $44,000/$49,000          TOREADOR will
SOUTHERN                        TURKEY             (3 wells)                            (During the rig's        drill its last
CROSS                           LIMITED            February  2007                       relocation to the        well after the
                                ("TOREADOR")                                            Black Sea in October     MELROSE program is
                                                                                        2006, operating costs    completed.
                                                                                        were expected to         The dayrate for
                                                                                        average around           the last well will
                                                                                        $60,000 per day.         be $135,000.
                                                                                        Some of this excess
                                                                                        costs were offset by
                                                                                        receipt of a $300,000
                                                                                        mobilization fee.)
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                   Bulgaria      MELROSE           FIRM WORK -        $125,000           N/A
                                 RESOURCES         (3 wells)
                                 ("MELROSE")       May 2007


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                   Bulgaria      MELROSE           OPTIONS -          $125,000           N/A
                                                   (2 wells)
                                                   July 2007 (if both
                                                   option wells are
                                                   drilled)

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                   Turkey       TURKIYE           FIRM WORK -         $290,000           N/A
                                PETROLLERI A.O.   (3 wells)
                                ("TPAO")          October
                                                  2007
                                                  (assuming
                                                  above
                                                  option
                                                  wells are
                                                  drilled)

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                   Turkey       TPAO              OPTIONS -           $320,000           N/A                     If TPAO exercises
                                                  (3 wells)                                                      their options, the
                                                   January 2008                                                  well sequence for
                                                  (assuming MELROSE                                              TPAO option wells
                                                  option wells                                                   and VANCO wells
                                                  drilled and TPAO                                               could change.
                                                  exercises options
                                                  to drill all three
                                                  option wells)

                                     -4-
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                   Ukraine      VANCO             FIRM  WORK -        $305,000           N/A                     See above
                                INTERNATIONAL     (1 well)
                                LTD.              ("VANCO")
                                                  March 2008
                                                  (assuming
                                                  MELROSE
                                                  and TPAO
                                                  options
                                                  are
                                                  exercised)


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                  Ukraine       VANCO             OPTIONS -           $325,000           N/A                     See above
                                                  (1 well)
                                                  April 2008
                                                  (assuming MELROSE,
                                                  TPAO and VANCO
                                                  options are all
                                                  exercised)


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CANTILEVER JACK-UPS:

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ATWOOD  400'     Singapore    N/A                 November 2006       $70,000            $29,000/$28,000         Loss of hire
BEACON                                                                                                           insurance coverage
                                                                                                                 (includes dayrate
                                                                                                                 and cost of tow
                                                                                                                 boat during the
                                                                                                                 Singapore period
                                                                                                                 in which the
                                                                                                                 rig's last leg
                                                                                                                 sections will be
                                                                                                                 reattached.

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                 Mobilization GUJARAT STATE       FIRM WORK -         $110,000           N/A
                 to India     PETROLEUM           December 2006
                              CORPORATION         (Mobilization is
                              LTD ("GSPC")        expected to take 17
                                                  days.)
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                 India        GSPC                FIRM WORK -         $113,000           N/A
                                                  (13 months)
                                                  January 2008

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                India         GSPC                FIRM WORK -         $133,500           N/A
                                                  (12 months)
                                                  January 2009


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                India         GSPC                OPTIONS - (1 year)   TBD               N/A

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VICKSBURG  300' Thailand      CHEVRON             FIRM WORK -         $94,500            $36,000/$40,000
                              OVERSEAS            (8 months)
                              PETROLEUM            June 2007
                              ("CHEVRON")
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                                     -5-
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                Thailand      CHEVRON             FIRM WORK -         $154,000           N/A
                                                  (2 years)
                                                  June 2009

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                Thailand       N/A                 N/A                 N/A                N/A                    The rig could be
                                                                                                                 off dayrate for
                                                                                                                 ten to fourteen
                                                                                                                 days during the
                                                                                                                 first quarter of
                                                                                                                 fiscal year 2008
                                                                                                                 for required
                                                                                                                 regulatory
                                                                                                                 inspections and
                                                                                                                 maintenance.

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SEMISUBMERSIBLE TENDER ASSIST UNIT:

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SEAHAWK 1,800'  Equatorial   AMERADA HESS         FIRM WORK -         $68,430            Average per day         (Contract provides
                Guinea       EQUATORIAL           (2 years)           (plus              operating costs         for dayrate
                             GUINEA, INC.         September 2008      approximately      during September        increases based
                             ("HESS")                                 $20,000 of         2006 were $72,000.      upon certain cost
                                                                      amortized per      (Operating costs        escalations
                                                                      day revenue.)      were high in            beginning with
                                                                                         September due to the    teh second year of
                                                                                         start of drilling       the contract.)
                                                                                         operations.  Ongoing
                                                                                         normal operatings
                                                                                         costs are expected
                                                                                         to be around $45,000
                                                                                         per day.  In addition
                                                                                         to the expected daily
                                                                                         operating costs of
                                                                                         $45,000, there will
                                                                                         be another $17,000
                                                                                         of amortized daily
                                                                                         costs which will be
                                                                                         more than offset by
                                                                                         approximately $20,000
                                                                                         of amoritzed revenue.)

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                Equatorial   HESS                 OPTIONS -            $68,430            N/A                    Dayrate subject to
                Guinea                            (2 years)                                                      increase due to
                                                  September 2010                                                 contract cost
                                                  (if all four                                                   escalations.
                                                  six-month options
                                                  are exercised)

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                                     -6-

SUBMERSIBLE:

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RICHMOND  70'   US Gulf      HELIS OIL & GAS      FIRM WORK -         $80,000            $33,000/40,000
                of Mexico    ("HELIS")            (5 wells remaining,
                                                  including current
                                                  well) May/June 2007

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                US Gulf      HELIS                OPTIONS -           TBD                N/A
                of Mexico                         September/October
                                                  2007
                                                  (one option for
                                                  four additional
                                                  wells)

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                US Gulf o    N/A                  N/A                 N/A                N/A                     The rig could be
                of Mexico                                                                                        off dayrate for
                                                                                                                 ten to fourteen
                                                                                                                 days during the
                                                                                                                 first quarter of
                                                                                                                 fiscal year 2008
                                                                                                                 for required
                                                                                                                 regulatory
                                                                                                                 inspections and
                                                                                                                 maintenance.

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MANAGEMENT CONTRACT

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NORTH      N/A  Australia    WOODSIDE            FIRM WORK -          Daily margin of                            The management
RANKIN 'A'                                       November/            $5,000 to $7,000                           contract could
                                                 December 2006                                                   terminate upon
                                                                                                                 completion of  the
                                                                                                                 current drilling
                                                                                                                 program for the
                                                                                                                 NORTH RANKIN `A'
                                                                                                                 platform. This
                                                                                                                 work is expected
                                                                                                                 to be completed
                                                                                                                 in December 2006.
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

NOTE - EXPECTED TAX RATE

     1) The unaudited effective tax rate for the fourth quarter of fiscal year 2006 was 17%, with an effective tax rate of 6% for fiscal year 2006. The effective tax rate for fiscal year 2007 is expected to be 20% to 25%. Virtually all of the Company's tax provision for fiscal year 2006 and expected tax provision for fiscal year 2007 relates to taxes in foreign jurisdictions. Working in foreign jurisdictions with nontaxable or deemed profit tax systems contribute to the effective tax rate being significantly less than the United States statutory rate.

2) Other Drilling Costs in Addition to the Above Rig Costs -

           PER DAY FOR THREE MONTHS ENDED SEPTEMBER 2006          $12,000


                                      -7-